EXHIBIT 4


                NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
                                     NEVADA

                                                                   Cusip No. N/A

NUMBER                              WALLACE                               SHARES
                            Mountain Resources Corp

                       AUTHORIZED COMMON STOCK: 75,000,000
                                 $.001 PAR VALUE


This Certifies that



Is The Record Holder Of



transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:                                                     /s/ Robert M. Gelfand
                                                           ---------------------
                                                           PRESIDENT

                                      WMR

                                   CORPORATE
                                      SEAL


NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT

COUNTERSIGNED

           Holladay Stock Transfer, Inc.
2939 North 67th Place, Suite C Scottsdale, AZ 85251

                                               By: _____________________________
                                                       Authorized Signature

The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                    UNIF GIFT MIN ACT....Custodian
TEN ENT - as tenants by the entireties                            (Cust) (Minor)
JT TEN -  as joint tenants with right
          of survivorship and not as                      Act____________
          tenants in common                                    (State)

         Additional abbreviations may also be used though not in the above list.

For value received, ______________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________  shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated: ________________________________


X_______________________________________________________________________________
THE SIGNATURES TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

SIGNATURE(S) MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL STOCK EXCHANGE, OR BY A BANK OTHER THAN A SAVINGS BANK OR A TRUST COMPANY. THE GUARANTEEING FIRM MUST BE A MEMBER OF THE MEDALLION GUARANTEE PROGRAM.


TRANSFER FEE WILL APPLY